1 Third Quarter 2022 Earnings October 26, 2022

2IDEX Proprietary & Confidential Agenda IDEX Business Overview Q3 2022 Financial Performance Segment Performance 2022 Guidance Summary Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13724804 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s full year 2022 outlook including expected organic sales growth, expected earnings per share and adjusted earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior and capital deployment, availability of cash and financing alternatives, the intent to refinance or repay the 3.20% Senior Notes using the available borrowing capacity of the Revolving Facility, the anticipated timing of the closing of and the anticipated sources of funding for the Company’s acquisition of Muon Group and the anticipated benefits of the Company’s acquisitions, including the acquisitions of ABEL Pumps, L.P. and certain of its affiliates, Airtech, Nexsight, KZValve and Muon Group, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: the impact of health epidemics and pandemics, including the COVID-19 pandemic, and the impact of related governmental actions, on the Company’s ability to operate its business and facilities, on its customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars, including Russia's invasion of Ukraine and the global response to this invasion, which, along with the ongoing effects of the COVID-19 pandemic, could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies and freight logistical challenges; market conditions and material costs; risks related to environmental, social and corporate governance ("ESG") issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Strong Third Quarter Results • Record sales, adjusted EPS, and free cash flow • Organic sales growth of 15% • Double-digit organic growth across all three segments Executing Capital Deployment Strategy • Announced acquisition of Muon Group • Portfolio optimization through divestiture of Knight LLC • New operating leader to accelerate capital deployment Driving Short-Term Execution with Excellence • Navigate choppy macro / supply chain • Execute core operating approach • Maintain operational rigor AND deploy capital

7IDEX Proprietary & Confidential Financials

8IDEX Proprietary & Confidential IDEX Q3 2022 Financial Performance Strong Revenue, Profitability, and Earnings (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website. Sales Adjusted Earnings per Share* Adjusted Operating Margin* Free Cash Flow* $712 $824 Q3 2021 Q3 2022 +15% Organic* $1.79 $2.14 Q3 2021 Q3 2022 20% Increase 24.3% 24.9% Q3 2021 Q3 2022 60 bps increase $142 $182 Q3 2021 Q3 2022 28% increase Q3 2022 includes incremental impact of acquisition-related amortization of (30) bps Q3 2022 includes $17.9M accelerated deferred revenue related to the exit of COVID-19 testing application

Q3 2022 Adjusted Operating Income Walk



(Dollars in millions)
$ 173
26
16
2
(6)
(6)
(4)
$ 201
Q3'21 Adj Op Income*
Organic Flow Thru
Price/ Productivity/ Inflation
Mix
Growth Investments
Discretionary
Acq/Div /FX
Q3'22 Adj Op Income*
Flow through @ PY Adj GM% 45%*
Organic flow through ex Acq/Div/FX 31%
Total flow through 30%

Volume and Price-cost partly offset by growth investments and discretionary spend

Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

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IDEX Segment Performance



Fluid & Metering Technology

Q3 Revenue $308M / 37% of Total

- Stable Industrial market
- Strong Water & Ag markets
- Favorable Energy

Organic Orders V%*	2%
Organic Sales V%*	17%
Adj Op Margin vbps*	+250

*Q3 2022 includes incremental impact of acquisition-related amortization of (80) bps**



Health & Science Technology

Q3 Revenue $345M / 42% of Total

- Genetic sequencing strong
- Broadband/Fuel Cell wins
- Semiconductor share gain

Organic Orders V%*	(4%)
Organic Sales V%*	13%
Adj Op Margin vbps*	(70)



Fire & Safety / Diversified

Q3 Revenue $172M / 21% of Total

- Dispensing project deliveries
- Share gain in Auto / Energy
- Targeted growth within Rescue

Organic Orders V%*	0%
Organic Sales V%*	14%
Adj Op Margin vbps*	+70

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

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2022 Guidance Summary

		Fourth Quarter	Full Year	
		Current Guidance	Prior Guidance	Current Guidance
Revenue% vs. Prior Year	Organic*	~9%	~10%	~12%
Operating Margin%	Reported	~23.5%	~24%	~24%
Earnings per Share	Reported	$1.75-$1.80	$7.19-$7.29	$7.75-$7.80
	Adjusted*	$1.92-$1.97	$7.88-$7.98	$8.04-$8.09
Other Modeling Items:				
FX Impact on Sales		-5% -a)	-3% -b)	-4% -a)
Acquisition/Divestiture impact on Sales		3%	5%	5%
Corporate Costs		$22 million	~$80 million	~$83 million
Tax Rate		21.0%	22.5%	~22.0%
Capital Expenditures			$90+ million	~$85 million
Free Cash Flow % of Adjusted Net Income			75-80%	75-80%

(a - Based on 9/30/2022 FX rate

(b - Based on 6/30/2022 FX rate

Earnings per share estimates exclude all future acquisitions and any future restructuring expenses

IDEX

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

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12IDEX Proprietary & Confidential Appendix

Fluid & Metering Technologies

(Dollars in millions)

Orders

+2% Organic*



$286
$311
Q3 2021
Q3 2022

Sales

+17% Organic*



$251
$308
Q3 2021
Q3 2022

Adjusted Operating Margin*

+250bps*



28.2%
30.7%
Q3 2021
Q3 2022

Q3 Sales Mix:	Organic	17%
	Acquisition/Divestiture	9%
	FX	(4%)
	Reported Sales	22%

Q3 Highlights:

- Steady Industrial demand
- Strong Agriculture market with tailwind to Precision Ag applications
- Increasing Municipal Water project activity
- Incremental amortization related to the Nexsight and KZValve acquisitions unfavorably impacted adjusted operating margin by 80 basis points.
- Strong volume, productivity, and favorable price-cost driving margin expansion

Strong growth and margin expansion

Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

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14IDEX Proprietary & Confidential Health & Science Technologies Q3 Sales Mix: Organic 13% Exit of COVID-19 testing application 6% FX (5%) Reported Sales 14% Q3 Highlights: ❑ Strong Life Sciences, Analytical Instrumentation, Food & Pharma ❑ Continued wins in Genetic Sequencing, Broadband, and Fuel Cells ❑ Continued share gains in Semiconductor and Energy markets ❑ Volume leverage more than offset by discretionary/resource spend and lower productivity Strong growth enables reinvestment (Dollars in millions) Orders Sales Adjusted Operating Margin* $331 $322 Q3 2021 Q3 2022 $302 $345 Q3 2021 Q3 2022 26.5% 25.8% Q3 2021 Q3 2022 -4% Organic* +13% Organic* -70 bps* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

Fire & Safety / Diversified Products

(Dollars in millions)

Orders

0% Organic*



$158
$149
Q3 2021
Q3 2022

Sales

+14% Organic*



$159
$172
Q3 2021
Q3 2022

Adjusted Operating Margin*

+70 bps*



24.6%
25.3%
Q3 2021
Q3 2022

Q3 Sales Mix:		
	Organic	14%
	FX	(6%)
	Reported Sales	8%

Q3 Highlights:

- BAND-IT strong Energy and Industrial and share gain in Automotive
- Dispensing delivery of North America project volume
- Strong adoption of E3 Rescue tool
- Fire continues to lag due to supply chain issues with OEMs but improved delivery, price, and favorable loose equipment sales
- Strong volume leverage partly offset by dilutive price-cost
- Price-cost improved in Q3 and expect further improvement into Q4

Strong growth with price-cost tempering margin performance

IDEX
Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

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16IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of the Change in Net Sales to Organic Net Sales Three Months Ended September 30, 2022 Nine Months Ended September 30, 2022 FMT HST FSDP IDEX FMT HST FSDP IDEX Change in net sales 22% 14% 8% 16% 18% 19% 6% 16% - Net impact from acquisitions/divestitures 9% —% —% 3% 7% 7% —% 5% - Impact from foreign currency (4%) (5%) (6%) (5%) (3%) (3%) (4%) (3%) - Impact from the exit of a COVID-19 testing application(1) —% 6% —% 3% —% 2% —% 1% Change in organic net sales 17% 13% 14% 15% 14% 13% 10% 13% (1) Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application due to a shift in demand. Refer to the Exit of a COVID-19 Testing Application section in earnings release for further detail.

17IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliations of Reported-to-Adjusted Gross Profit and Margin Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Gross profit $ 381.8 $ 311.6 $ 1,081.2 $ 910.3 - Impact from the exit of a COVID-19 testing application(1) (17.9) — (17.9) — + Fair value inventory step-up charges — 9.1 0.4 11.6 Adjusted gross profit $ 363.9 $ 320.7 $ 1,063.7 $ 921.9 Net sales $ 824.0 $ 712.0 $ 2,371.2 $ 2,050.0 - Impact from the exit of a COVID-19 testing application(1) (17.9) — (17.9) — Adjusted net sales 806.1 712.0 2,353.3 2,050.0 Gross margin 46.3% 43.8% 45.6% 44.4% Adjusted gross margin 45.1% 45.0% 45.2% 45.0% (1) Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. Refer to the Exit of a COVID-19 Testing Application section in earnings release for further detail.

18IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Operating Income and Margin (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. Refer to the Exit of a COVID-19 Testing Application section in earnings release for further detail. Nine Months Ended September 30, 2022 2021 FMT HST FSDP Corporat e IDEX FMT HST FSDP Corporat e IDEX Reported operating income (loss) $ 257.8 $ 255.7 $ 124.0 $ (61.1) $ 576.4 $ 195.4 $ 213.0 $ 126.5 $ (59.9) $ 475.0 + Fair value inventory step-up charges 0.4 — — — 0.4 2.5 9.1 — — 11.6 + Restructuring expenses and asset impairments 1.7 0.1 1.0 — 2.8 4.8 1.7 0.1 2.0 8.6 - Net impact from the exit of a COVID-19 testing application(1) — (1.1) — — (1.1) — — — — — + Corporate transaction indemnity — — — — — — — — 3.5 3.5 Adjusted operating income (loss) $ 259.9 $ 254.7 $ 125.0 $ (61.1) $ 578.5 $ 202.7 $ 223.8 $ 126.6 $ (54.4) $ 498.7 Net sales (eliminations) $ 879.5 $ 986.2 $ 508.3 $ (2.8) $ 2,371. 2 $ 745.9 $ 827.7 $ 479.4 $ (3.0) $ 2,050. 0 - Impact from the exit of a COVID-19 testing application(1) — (17.9) — — (17.9) — — — — — Adjusted net sales (eliminations) 879.5 968.3 508.3 (2.8) 2,353.3 745.9 827.7 479.4 (3.0) 2,050.0 Reported operating margin 29.3% 25.9% 24.4% n/m 24.3% 26.2% 25.7% 26.4% n/m 23.2% Adjusted operating margin 29.6% 26.3% 24.6% n/m 24.6% 27.2% 27.0% 26.4% n/m 24.3%

19IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Net Income Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Reported net income attributable to IDEX $ 178.7 $ 115.7 $ 456.9 $ 330.6 + Restructuring expenses and asset impairments — 3.2 2.8 8.6 + Tax impact on restructuring expenses and asset impairments — (0.7) (0.7) (2.1) + Fair value inventory step-up charges — 9.1 0.4 11.6 + Tax impact on fair value inventory step-up charges — (2.0) (0.1) (2.7) - Net impact from the exit of a COVID-19 testing application(1) (1.1) — (1.1) — + Tax impact on the exit of a COVID-19 testing application 0.3 — 0.3 — - Gain on sale of business (34.8) — (34.8) — + Tax impact on gain on sale of business 5.5 — 5.5 — + Corporate transaction indemnity — (0.4) — 3.5 + Tax impact on Corporate transaction indemnity — 0.1 — (0.8) + Acquisition-related intangible asset amortization 17.0 16.2 49.2 40.7 + Tax impact on acquisition-related intangible asset amortization (3.7) (3.7) (11.0) (9.3) Adjusted net income attributable to IDEX $ 161.9 $ 137.5 $ 465.3 $ 394.5 (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. Refer to the Exit of a COVID-19 Testing Application section in earnings release for further detail.

20IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted EPS Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Reported diluted EPS attributable to IDEX $ 2.36 $ 1.51 $ 6.00 $ 4.33 + Restructuring expenses and asset impairments — 0.04 0.04 0.11 + Tax impact on restructuring expenses and asset impairments — (0.01) (0.01) (0.03) + Fair value inventory step-up charges — 0.12 — 0.15 + Tax impact on fair value inventory step-up charges — (0.03) — (0.04) - Net impact from the exit of a COVID-19 testing application(1) (0.01) — (0.01) — + Tax impact on the exit of a COVID-19 testing application — — — — - Gain on sale of business (0.46) — (0.46) — + Tax impact on gain on sale of business 0.07 — 0.07 — + Corporate transaction indemnity — — — 0.05 + Tax impact on Corporate transaction indemnity — — — (0.01) + Acquisition-related intangible asset amortization 0.23 0.21 0.65 0.53 + Tax impact on acquisition-related intangible asset amortization (0.05) (0.05) (0.14) (0.12) Adjusted diluted EPS attributable to IDEX $ 2.14 $ 1.79 $ 6.12 $ 5.16 Diluted weighted average shares outstanding 75.8 76.5 76.1 76.4 (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. Refer to the Exit of a COVID-19 Testing Application section in earnings release for further detail.

21IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Cash Flows from Operating Activities to Free Cash Flow Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Cash flows from operating activities $ 198.1 $ 156.6 $ 390.1 $ 402.2 - Capital expenditures 16.3 14.9 48.0 45.5 Free cash flow $ 181.8 $ 141.7 $ 342.1 $ 356.7

22IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Estimated 2022 EPS to Adjusted EPS Attributable to IDEX Guidance Fourth Quarter 2022 Full Year 2022 Estimated EPS attributable to IDEX $1.75 - $1.80 $7.75 - $7.80 + Acquisition-related intangible asset amortization 0.22 0.87 + Tax impact on acquisition-related intangible asset amortization (0.05) (0.19) - Gains on sales of assets — (0.03) + Tax impact on gains on sales of assets — 0.01 + Restructuring expenses and asset impairments — 0.04 + Tax impact on restructuring expenses and asset impairments — (0.01) - Gain on sale of business — (0.46) + Tax impact on gain on sale of business — 0.07 - Net impact from the exit of a COVID-19 testing application(1) — (0.01) + Tax impact on the exit of a COVID-19 testing application — — Estimated adjusted EPS attributable to IDEX $1.92 - $1.97 $8.04 - $8.09 (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. Refer to the Exit of a COVID-19 Testing Application section in earnings release for further detail.